UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Definitive Proxy Statement

Definitive Additional Materials

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YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. Meeting Information YUM! BRANDS, INC. Meeting Type: Annual Meeting For holders as of: March 16, 2020 Date: May 14, 2020 Time: 9:00 A.M., EDT Location: Yum! Conference Center 1900 Colonel Sanders Lane Louisville, Kentucky 40213 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/YUM2020. YUM! BRANDS, INC. You are receiving this Notice because you hold shares in 1441 GARDINER LANE YUM! Brands, Inc. (NYSE: YUM), the world’s largest restaurant LOUISVILLE, KY 40213 company and parent of KFC, Pizza Hut and Taco Bell Restaurants. to This expedite year we your are making receipt our of these proxy materials, materials while available also on lowering the Internet costs and helping reduce our carbon footprint. This you to Notice access is the only complete intended information to be an overview online or and by we requesting encourage a paper copy (see reverse side for details). Notice Please note to vote that these this is shares. not a ballot and you cannot use this P33901 proxy See the materials reverse and side voting of this instructions. notice to obtain D08068—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the meeting in person, please bring this Notice or a current broker statement showing YUM share ownership, and a valid picture ID. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P33901 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.—During The Meeting: Go to www.virtualshareholdermeeting.com/YUM2020. Have the information that is printed in the D08069 box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR items 1, 2 and 3, and AGAINST item 4.

1. Election of Directors.

   Nominees:

   1a. Paget L. Alves

   1b. Keith Barr

   1c. Michael J. Cavanagh

   1d. Christopher M. Connor

   1e. Brian C. Cornell

   1f. Tanya L. Domier

   1g. David W. Gibbs

   1h. Mirian M. Graddick-Weir

   1i. Thomas C. Nelson

   1j. P. Justin Skala

   1k. Elane B. Stock

   1l. Annie Young-Scrivner

2. Ratification of Independent Auditors.

3. Advisory Vote on Executive Compensation.

4. Shareholder Proposal Regarding Issuance of Annual Reports on Efforts to Reduce Deforestation.

D08070-P33901